SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☐                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

AMERICAN ELECTRIC TECHNOLOGIES, INC.

Name of the Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AMERICAN ELECTRIC TECHNOLOGIES, INC.

6410 Long Drive

Houston, Texas 77087

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on May 7, 2009

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of Annual Meeting, Proxy Statement, 2008 Annual Report to Stockholders and Proxy Card for the 2009 Annual Meeting are available at http://www.aeti.com/annualmeeting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 20, 2009 to facilitate timely delivery.

By telephone: 1-800-240-4669

By Internet: www.aeti.com/proxy

By e-mail to investorrelations@aeti.com with “proxy materials order” in the subject field and include your name, address and Account Number from the label below

You may also make a permanent election to receive proxy materials for future stockholder meetings.

The Company’s Board of Directors is asking for your vote for its director nominees and for the ratification of the selection of the independent registered public accounting firm for the fiscal year ending December 31, 2009.

To vote at the Annual Meeting you may:

•	Return the Proxy Card which you may request as set forth above; or

•	Attend the Annual Meeting and vote in person.

See reverse for Notice of Annual Meeting of Stockholders to be held on May 7, 2009

AMERICAN ELECTRIC TECHNOLOGIES, INC.

6410 Long Drive

Houston, Texas 77087

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 7, 2009

To our Stockholders:

The 2009 Annual Meeting of the Stockholders (the “Annual Meeting”) of American Electric Technologies, Inc., a Florida corporation (the “Company”), will be held at the offices of the Company at 6410 Long Drive, in Houston, Texas on Thursday, May 7, 2009 at 1:00 p.m., local time, for the following purposes:

1.	To elect six (6) members of the Company’s Board of Directors;

2.	To ratify the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

3.	To transact such other business that may properly come before the meeting or any adjournment thereof.

You are entitled to vote at the Annual Meeting only if you were a stockholder as of the close of business on March 4, 2009, which is the record date for the Annual Meeting.

The Board of Directors encourages you to access the proxy materials for the Annual Meeting and vote in person or by proxy. Follow the instructions on the reverse side of this notice to view the proxy materials or to request a paper or e-mail copy of the proxy materials.

By Order of the Board of Directors

John H. Untereker
Secretary

March 27, 2009

See reverse for Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting